UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 29, 2022

AST SpaceMobile, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39040	84-2027232
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Midland Intl. Air & Space Port 2901 Enterprise Lane Midland, Texas	79706
(Address of principal executive offices)	(Zip Code)

(432) 276-3966

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ASTS	The Nasdaq Stock Market LLC
Warrants exercisable for one share of Class A common stock at an exercise price of $11.50	ASTSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On March 31, 2022, AST SpaceMobile, Inc. (“AST SpaceMobile” or the “Company”) issued a press release announcing financial results for the three months and fiscal year ended December 31, 2021. A copy of the press release is attached hereto as Exhibit 99.1.

The information included in this Item 2.02 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01. Regulation FD Disclosure.

AST SpaceMobile is also furnishing a Fourth Quarter and Full Year 2021 Business Update, dated March 31, 2022 (the “Presentation”), attached as Exhibit 99.2 to this Current Report on Form 8-K, which may be referred to on the Company’s fourth quarter 2021 conference call to be held on March 31, 2022. The Presentation will also be available on the Company’s website at www.ast-science.com.

The information included in this Item 7.01 and in Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

On March 29, 2022, the Board of Directors of AST SpaceMobile determined to hold the Company’s 2022 annual meeting of stockholders (the “2022 Annual Meeting”), which will be the Company’s first annual meeting of stockholders, on Thursday, September 15, 2022.

Deadline for Rule 14a-8 Stockholder Proposals. Consistent with the Securities and Exchange Commission’s proxy rules, the Company’s Board of Directors has set the deadline for submission of proposals to be included in the Company’s proxy materials for the 2022 Annual Meeting as May 18, 2022.

Deadline for other Stockholder Proposals. The Company’s Amended and Restated Bylaws (the “Bylaws”) govern notice requirements for stockholder proposals intended to be presented at, but not included in the proxy materials for, the 2022 Annual Meeting, including director nominations for election to the Company’s Board of Directors. To be considered timely, such stockholder’s notice must be received by the Company’s Secretary not later than June 17, 2022.

Address for Stockholder Proposals and Nominations. Stockholder proposals and nominations should be sent to the Company at Midland Intl. Air & Space Port, 2901 Enterprise Lane, Midland Texas, 79706, Attention: Secretary.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated March 31, 2022

99.2	Fourth Quarter and Full Year 2021 Business Update

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 31, 2022

AST SPACEMOBILE, INC.

By:	/s/ Thomas Severson
Name:	Thomas Severson
Title:	Chief Financial Officer